Exhibit 99.6
Express Scripts and Medco Health Solutions Sign Definitive Merger Agreement IMPROVING HEALTH AND LOWERING THE COST OF MEDICINES FOR AMERICAN FAMILIES Companies Headquarters St. Louis, MO Franklin Lakes, NJ Ticker NASDAQ: ESRX NYSE: MHS Description Express Scripts makes the use of prescription Medco is pioneering the world’s most drugs safer and more affordable for tens of advanced pharmacy®, and its clinical millions of consumers through thousands of research and innovations are part of employers, government, union and health Medco making medicine smarter for plans. Founded in 1986 and never owned by more than 65 million members. Medco a drug manufacturer, Express Scripts aligns employees worldwide are dedicated to its interests with those of plan sponsors and improving patient health and reducing their members. Express Scripts is leading the costs for a wide range of public and private way toward creating better health and value sector clients. Medco ranks 34th on the for patients through Consumerology®, the 2011 Fortune 500 list and is named among advanced application of the behavioral the world’s most innovative, most admired sciences to healthcare. and most trustworthy companies. www.Express-Scripts.com www.MedcoHealth.com Employees 13,170 24,625 (2010) 2010 Revenue $44.9 billion $66.0 billion Strategic ?? Generate greater cost savings for patients and plan sponsors Rationale ?? Create more efficiency in the supply chain ?? Close gaps in care and achieve greater adherence by combining leading clinical capabilities with the proven application of the behavioral sciences ?? Utilize our collective expertise to better manage the cost and care associated with specialty medications ?? Optimize our ability to respond to an increasingly complex Medicare and Medicaid environment ?? Enhance mail pharmacy technology to optimize patient care and satisfaction ?? Accelerate the research, development and deployment of trend management solutions to address inefficiencies in the marketplace ?? Advance our efforts against fraud, waste and abuse ?? Attract other leading healthcare entities to collaborate on next-generation solutions

Express Scripts and Medco Health Solutions Sign Definitive Merger Agreement IMPROVING HEALTH AND LOWERING THE COST OF MEDICINES FOR AMERICAN FAMILIES Industry ?? Addresses national mandate for more affordable, higher quality healthcare Leadership ?? Provides leadership required to drive out waste and improve health outcomes ?? Accelerates efforts to create greater efficiencies in healthcare ?? Will advance healthcare through innovation and an unwavering alignment with clients Financial ?? Slightly accretive to EPS in first full year; moderately accretive post integration Benefits ?? $1 billion of synergies when fully integrated ?? Maintains Express strong financial profile through: Scripts’ o Cash Flow: $4 billion+ of annual free cash flow post integration o Capex: Disciplined capex deployment o Credit Rating: Commitment to maintaining investment grade credit rating o Earnings growth: Maintain industry-leading growth rate Transaction ?? Consideration to be received by Medco shareholders is valued at $71.36 per share, or Terms $29.1 billion in the aggregate ?? Medco shareholders will receive $28.80 in cash and 0.81 shares of Express Scripts for each Medco share they own ?? Upon closing of the transaction, Express Scripts shareholders are expected to own approximately 59 percent of the combined company and Medco shareholders are expected to own 41 percent Approvals The merger is subject to regulatory shareholder approvals and other customary closing conditions. WHERE TO FIND ADDITIONAL INFORMATION Information is available at www.BetterRxCare.com or www.Express-Scripts.com. FORWARD-LOOKING STATEMENTS EXPRESS SCRIPTS FORWARD LOOKING STATEMENTS Cautionary Note Regarding Forward-Looking Statements This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,”“intend,” “plan,” “believe,” “project,” or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:

Express Scripts and Medco Health Solutions Sign Definitive Merger Agreement IMPROVING HEALTH AND LOWERING THE COST OF MEDICINES FOR AMERICAN FAMILIES STANDARD OPERATING FACTORS Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients; Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry; Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply; Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices; Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D; A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors; Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses; The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace; The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers; Changes in industry pricing benchmarks; Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings; Our failure to execute on, or other issues arising under, certain key client contracts; The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives; TRANSACTION-RELATED FACTORS Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement; The ability to obtain governmental approvals of the transaction with Medco; Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco; Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco; Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares; Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction; The expected amount and timing of cost savings and operating synergies; and Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction.

Express Scripts and Medco Health Solutions Sign Definitive Merger Agreement IMPROVING HEALTH AND LOWERING THE COST OF MEDICINES FOR AMERICAN FAMILIES The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ -K and Form most 10-Q and therecent risk factors included in Medco’s most -K and Form 10-Q recent and other documents of reports on Express Scripts,Form 10 Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Express Scripts Merger Sub, Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company, that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY. AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web www.sec.gov site . In addition,at investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Mackenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. PARTICIPANTS IN THE SOLICITATION Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. executive officers is available in Express Scripts’ annual general meeting of stockholders. Information about Medco’s directors in Medco’s definitive proxy statement, dated April Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company, will file with the SEC when it becomes available.